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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 20, 2003

                           CENTRAL FEDERAL CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                      0-25045                34-1877137
(State or other jurisdiction of        (Commission            (IRS employer
incorporation or organization)         file number)       identification number)

601 Main Street, Wellsville, Ohio             43968             (330) 531-1517
(Address of Principal Executive Offices)       (Zip Code)     (Telephone Number)




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Item 5 Other Events and Required FD Disclosure

On August 20, 2003, the registrant issued a press release announcing that William R. Downing and Jerry F. Whitmer have been elected to the Board of Directors of both the Corporation and the Bank. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1 Press release issued on August 20, 2003, the registrant issued a press release announcing that William R. Downing and Jerry F. Whitmer have been elected to the Board of Directors of both the Corporation and the Bank.



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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CENTRAL FEDERAL CORPORATION


Dated: August 21, 2003

By: /s/ David C. Vernon
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David C. Vernon
Chairman, President & CEO